FIRST SUPPLEMENTAL INDENTURE Dated as of January 27, 2025 to the INDENTURE Dated as of December 17, 2024 _________________________________ Between ESPERION THERAPEUTICS, INC., as the Company, AND U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee _________________________________ 5.75% Convertible Senior Subordinated Notes due 2030

2 FIRST SUPPLEMENTAL INDENTURE THIS FIRST SUPPLEMENTAL INDENTURE (the “First Supplemental Indenture”), dated as of January 27, 2025, between ESPERION THERAPEUTICS, INC., a Delaware corporation (the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”). W I T N E S S E T H WHEREAS, the Company previously executed and delivered that certain Indenture, dated as of December 17, 2024 (the “Indenture”), providing for the issuance of the Company’s 5.75% Convertible Senior Subordinated Notes due 2030 (the “Notes”); WHEREAS, the Company desires to amend the Indenture and the terms of the Notes, as set forth in Article I of this First Supplemental Indenture to modify certain date, for the benefit of the Holders; WHEREAS, the Company has determined the amendment of the Notes reflected in this First Supplemental Indenture to be for the benefit of the Holders of the Notes, and the amendment does not adversely affect the rights of any Holder; WHEREAS, the Company has determined the execution of this First Supplemental Indenture is permitted without notice to or the consent of any Holder in accordance with the provisions of Section 10.01(f) of the Indenture; and WHEREAS, in accordance with Sections 10.05 and Section 17.05 of the Indenture, the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, stating that the execution of this First Supplemental Indenture is authorized or permitted by the Indenture and the First Supplemental Indenture is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms and the Trustee is authorized to execute and deliver this First Supplemental Indenture. NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this First Supplemental Indenture hereby agree as follows: ARTICLE I AMENDMENT TO THE INDENTURE SECTION 1.1 Amendment and Restatement: Section 14.01(b)(iv) of the original indenture is hereby amended and restated in its entirety by deleting the section and inserting in lieu thereof the following text, as a result of which the second reference to “March 15, 2030” in such subsection of the original indenture shall be changed to “March 31, 2025”: “Prior to the close of business on the Business Day immediately preceding March 15, 2030, a Holder may surrender all or any portion of its Notes for conversion at any time during any calendar quarter commencing after the calendar quarter ending on March 31, 2025 (and only during such calendar quarter), if the

3 Last Reported Sale Price of the Common Stock for at least 20 Trading Days (whether or not consecutive) during the period of 30 consecutive Trading Days ending on, and including, the last Trading Day of the immediately preceding calendar quarter is greater than or equal to 130% of the Conversion Price on each applicable Trading Day.” ARTICLE II MISCELLANEOUS SECTION 2.1 CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture and the rules of construction contained in the Indenture will apply equally to this First Supplemental Indenture. SECTION 2.2 EFFECT OF FIRST SUPPLEMENTAL INDENTURE. This First Supplemental Indenture is a supplemental indenture within the meaning of the Indenture. The provisions of this First Supplemental Indenture are intended with respect to the Notes, to supplement those of the Indenture as in effect immediately prior to the execution and delivery hereof. The Indenture shall remain in full force and effect except to the extent that the provisions of the Indenture are expressly modified by the terms of this First Supplemental Indenture with respect to the Notes. The Indenture, as supplemented and amended by this First Supplemental Indenture, is in all respects ratified, confirmed and approved and the Indenture, as supplemented and amended by this First Supplemental Indenture, shall be read, taken and construed as one and the same instrument. SECTION 2.3 SEVERABILITY. In the event any provision of this First Supplemental Indenture shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired. SECTION 2.4 GOVERNING LAW. THIS FIRST SUPPLEMENTAL INDENTURE, AND EACH NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS INDENTURE AND EACH NOTE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 2.5 WAIVERS OF JURY TRIAL. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY. SECTION 2.6 HEADINGS. The headings of the Articles and Sections of this Frist Supplemental Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof. SECTION 2.7 COUNTERPART ORIGINALS. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this First Supplemental Indenture as to the

4 parties hereto and may be used in lieu of the original First Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall constitute effective execution and delivery of this First Supplemental Indenture as to the other parties hereto shall be deemed to be their original signatures for all purposes. [Signature on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written. ESPERION THERAPEUTICS, INC. By: Name: Title: U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee By: Name: Title: Joshua A. Hahn Vice President